RELATED PARTY TRANSACTIONS	9 Months Ended
Sep. 30, 2020
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS

Net expense from related parties:

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands of $)	2020	2019	2020	2019
Transactions with Golar and affiliates:
Management and administrative services fees (a)	(2,215)	(2,448)	(6,324)	(7,195)
Ship management fees (b)	(1,316)	(1,115)	(3,948)	(3,345)
Interest expense on short-term loans (c)	—	—	(285)	—
Distributions with Golar, net (d)	(460)	(3,163)	178	(14,572)

(Payables)/receivables with related parties:

As of September 30, 2020 and December 31, 2019, balances with related parties consisted of the following:

(in thousands of $)	September 30, 2020	December 31, 2019
Balances due (to)/from Golar and affiliates (c)	(4,278)	2,845
Methane Princess lease security deposit (e)	(149)	2,253
Total	(4,427)	5,098

(a) Management and administrative services fees - We are party to a management and administrative services agreement with Golar Management Limited (“Golar Management”), a wholly-owned subsidiary of Golar, pursuant to which Golar Management provides to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Where external service provider costs are incurred by Golar Management on our behalf, these expenses are recharged to us at cost. We may terminate the agreement by providing 120 days’ written notice.

(b) Ship management fees - Golar and certain of its subsidiaries charged ship management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management. We may terminate these agreements by providing 30 days’ written notice.

(c) Interest expense on short-term loan, balances due (to)/from Golar and its affiliates - Receivables and payables with Golar and its affiliates primarily comprise of unpaid fees and expenses for management and administrative services and vessel management services performed by Golar and its affiliates, dividends due in respect of the Hilli Common Units, and other related party arrangements, including short term loan balances. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Balances due from and to Golar and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business.

In May 2020, we entered into a $25.0 million revolving credit facility with Golar, of which we drew down $15.0 million and which was repaid in full in June 2020. The facility was unsecured and bore interest at a rate of LIBOR plus a margin of 5.0%. In February 2020, we borrowed $25.0 million with interest at a rate of LIBOR plus a margin of 5.0% from Golar, of which $20.0 million and $5.0 million, including interest, was repaid in March 2020 and April 2020, respectively. During the three and nine months ended September 30, 2020, we paid nil and $0.3 million of interest, respectively.

(d) Distributions with Golar, net - During each of the three and nine months ended September 30, 2020 and 2019, we paid total distributions to Golar of $0.5 million and $10.1 million, and $9.2 million and $27.5 million, respectively, in respect of the Common Units and General Partner units owned by it.

During the three and nine months ended September 30, 2020 and 2019, Hilli LLC declared quarterly distributions totaling $nil and $10.3 million, and $6.0 million and $12.9 million, respectively, in respect of the Hilli Common Units owned by us. These amounts include reimbursements for Operating Expenses, as set forth below.
Pursuant to the Hilli Purchase Agreement, we agreed to reimburse Golar, Keppel and B&V for (a) 50% of the amount, if any, by which Operating Expenses (as defined below) are less than $32.4 million per year and (b) 50% of the amount, if any, by which withholding taxes on Operating Expense payments are less than $4.2 million per year, for a period of eight years commencing on the closing date of the Hilli Acquisition, up to a maximum amount of $20 million in the aggregate. Golar, Keppel and B&V have agreed, for a period of eight years commencing on the closing date of the Hilli Acquisition, to reimburse us for (a) 50% of the amount, if any, by which Operating Expenses are greater than $39.5 million per year and (b) 50% of the amount, if any, by which withholding taxes on Operating Expense payments are greater than $5.2 million per year, up to a maximum amount of $20 million in the aggregate. “Operating Expenses” means, all expenditures made by Hilli LLC and its subsidiaries, including vessel operating expenses, taxes, maintenance expenses and employee compensation and benefits, and capital expenditures, but exclude withholding taxes thereon. Included within the Hilli LLC declared distributions were reimbursements due from Golar, Keppel and B&V for operating expenses of nil and $0.3 million for the three and nine months ended September 30, 2020, and $0.8 million for both the three and nine months ended September 30, 2019.

(e) Methane Princess lease security deposit - This represents net advances to or from Golar since our initial public offering in April 2011, which correspond with the net release of funds from the security deposits held relating to the Methane Princess lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement that we entered into with Golar at the time of our initial public offering. Accordingly, these amounts will be settled as part of the eventual termination of the Methane Princess lease.

Other transactions

Agency agreement with PT Pesona Sentra Utama (or PT Pesona) - PT Pesona, an Indonesian company, owns 51% of the issued share capital in our subsidiary, PTGI, the owner and operator of NR Satu, and provides agency and local representation services for us with respect to NR Satu. During the three and nine months ended September 30, 2020, PT Pesona received an agency fee of $0.1 million and $0.4 million, respectively. During the three and nine months ended September 30, 2019, PT Pesona received an agency fee of $0.1 million and $0.4 million, respectively.

Hilli guarantees (in connection with the Hilli Acquisition)

(i) Debt

Hilli Corporation ("Hilli Corp"), the disponent owner of the Hilli and a wholly owned subsidiary of Hilli LLC, is a party to a Memorandum of Agreement, dated September 9, 2015, with Fortune Lianjiang Shipping S.A., a subsidiary of China State Shipbuilding Corporation (“Fortune”), pursuant to which Hilli Corp has sold to and leased back from Fortune the Hilli under a 10-year bareboat charter agreement (the “Hilli Facility”). The Hilli Facility provided for post-construction financing for the Hilli in the amount of $960 million. Under the Hilli Facility, Hilli Corp will pay to Fortune forty consecutive equal quarterly repayments of 1.375% of the construction cost, plus interest based on LIBOR plus a margin of 3.95%. In connection with the closing of the Hilli Acquisition, we agreed to provide a several guarantee (the “Partnership Guarantee”) of 50% of the outstanding principal, interest, expenses and other amounts payable by Hilli Corp under the Hilli Facility pursuant to a Deed of Amendment, Restatement and Accession relating to a guarantee between Golar, Fortune and us dated July 12, 2018. We entered into a $480.0 million interest rate swap in relation to our proportionate share of the obligation under the Hilli Facility.

(ii) Letter of credit

On November 28, 2018, we entered into an agreement to guarantee (the “LOC Guarantee”) the letter of credit issued by a financial institution in the event of Hilli Corp’s underperformance or non-performance under the liquefaction tolling agreement for the Hilli. Under the LOC Guarantee, we are severally liable for any outstanding amounts that are payable, based on the percentage ownership that Golar holds in us, multiplied by our percentage ownership in Hilli Common Units.

Pursuant to the Partnership Guarantee and the LOC Guarantee, we are required to comply with the following covenants:

•free liquid assets of at least $30 million throughout the term of the Hilli Facility;
•maximum net debt to EBITDA ratio for the previous 12 months of 6.5:1; and
•consolidated tangible net worth of $123.95 million.

As of September 30, 2020, the amount we have guaranteed under the Partnership Guarantee and the LOC Guarantee is $405.8 million, and the fair value of debt guarantee, presented under "Other current liabilities" and "Other non-current liabilities" of our condensed consolidated balance sheet, amounting to $1.6 million and $5.4 million, respectively. As of September 30, 2020, we are in compliance with the covenants for both Hilli guarantees.